       10.05.001
                                 ADDENDUM NO.1
                                      to
                        REINSURANCE AGREEMENT INVE0001
                                    between
                  INVESTORS INSURANCE CORPORATION OF DELAWARE
             with Administrative Offices in Jacksonville, Florida
                                      and
                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                               of Dallas, Texas




Effective January 1, 1993, Article F Paragraph 6, Punitve Damages, is replaced by the following paragraph:

6.      Hold Harmless and Indemnification

Investors hereby undertakes and agrees to hold harmless and indemnify RVL against any and all claims, losses, costs, and expenses of any kind or character whatsoever, including but not limited to: (i) reasonable attorneys fees and expenses, (ii) punitive, exemplary, non-contractual or extra-contractual damages, (iii) judgments in excess of policy limits, and
(iv) any fines, fees, and/or assessments imposed by any state or federal administrative or regulatory agency, arising out of or in any way connected with (i) the marketing, management, and administration of any policies of insurance issued hereunder, and/or (ii)) the conduct and performance of Investors hereunder.


INVESTORS INSURANCE CORPORATION             REPUBLIC-VANGUARD LIFE
                                            INSURANCE COMPANY



/s/Melvin C. Parker                         /s/Courtland C. Smith
By                                          By

Title: President                            Title: Asst. Vice President

Date: April 13, 1993                        Date: April 15, 1993

Location: Boca Raton, Florida               Location: Dallas, Texas



/s/ Milagros Ramos                          /s/ Gary Yee Lee
Witness                                     Witness